UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Section 240.14a-12
VirnetX Holding Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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VirnetX Holding Corporation
Notice of 2008 Annual Meeting and Proxy Statement
To the Stockholders of VirnetX Holding Corporation:
          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of VirnetX Holding Corporation, a Delaware corporation (the “Company”), will be held at 10:00 A.M. (PT) on May 30, 2008, at the offices of Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025 for the following purposes:
(1)	to elect two (2) Class I directors to each serve a term of three (3) years, until their resignation or until their successors are duly elected or appointed;

(2)	to ratify the appointment by our Audit Committee of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

(3)	to approve our 2007 Stock Plan; and

(4)	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
          Our Board of Directors has fixed the close of business on April 11, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

By Order of our Board of Directors

/s/ Lowell D. Ness

Lowell D. Ness,
Corporate Secretary
Menlo Park, California
April 29, 2008

ANNUAL MEETING OF STOCKHOLDERS
OF
VIRNETX HOLDING CORPORATION
______________________
PROXY STATEMENT
______________________
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of VirnetX Holding Corporation, a Delaware corporation (“we,” “us,” the “Company” or “VirnetX”), of proxies from the holders of our common stock, par value $0.0001 per share (the “Common Stock”), for use in voting at an Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on May 30, 2008, at 10:00 A.M. (PT) at the offices of Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.
     The mailing date of this Proxy Statement is on or about April 29, 2008.
     The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting, this Proxy Statement and the proxies is to be borne by the Company.
     It is extremely important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you are urged to, as promptly as possible, return your proxy. If you own your shares through a broker or nominee, please follow the instructions on the attached voter instruction form, or contact your broker or nominee. If your shares are held in your name, you have three (3) options for returning your proxy: (1) by mail; (2) by fax to (303) 282-4986; (3) by the internet at www.vote.corporatestock.com, using the unique control number printed on this proxy statement ballot. If you choose to mail, then mark, sign, date and mail back the enclosed form of proxy, which requires no postage if mailed in the United States. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to our Secretary, or by attending and voting in person at the Annual Meeting.
     Our principal executive offices are located at 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066. Our website is http://www.virnetx.com.

YOUR VOTE IS IMPORTANT!
Whether You Own One Share Or Many, Your Prompt Cooperation In Voting Your
Proxy Is Greatly Appreciated.

PURPOSE OF THE MEETING
     At our Annual Meeting, our stockholders will consider and vote to (1) elect two (2) Class I directors (“Proposal I”); (2) ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2008 (“Proposal II”); and (3) approve our 2007 Stock Plan (“Proposal III”).
     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of both Class I director nominees and in favor of Proposals II and III. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
     The close of business on April 11, 2008 has been fixed by our Board as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting and any adjournments or postponements thereof. As of the Record Date there were 34,889,985 shares of Common Stock issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one (1) vote on each matter to come before our Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain abstentions will be deemed present at the Annual Meeting for the purpose of determining the presence of a quorum.
     The affirmative vote of a plurality of the aggregate number of shares of Common Stock, in person or by proxy, will be required to elect each nominee to serve on our Board pursuant to Proposal I. Shares abstaining with respect to Proposal I will be considered as votes represented and entitled to vote for purposes of determining the presence of a quorum. However, because an affirmative vote of a plurality of the aggregate number of shares of the Common Stock cast at the Annual Meeting is required to elect each nominee, an abstention, with respect to any nominee, will have the same effect as a vote “AGAINST” the election of such nominee.
     The affirmative vote of a majority of the outstanding shares of Common Stock, in person or by proxy, will be required for approval of Proposals II and III. Shares abstaining with respect to Proposals II and III will be considered as votes represented and entitled to vote for purposes of determining the presence of a quorum. However, because the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposals II and III, abstentions will have the same effect as a vote “AGAINST” Proposals II and III.

General Questions and Answers about this Proxy Material and Voting
Why am I receiving these materials?
     We sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of VirnetX Holding Corporation is soliciting your proxy to vote at our Annual Meeting to be held on May 30, 2008. You are invited to attend our Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote your shares by fax or via the internet. Even if you plan to attend our Annual Meeting, it is a good idea to, in advance of the Annual Meeting, indicate your preferences on the enclosed proxy card, and then date, sign and return your proxy card, or vote your shares by fax or via the internet, just in case your plans change and you are unable to attend the Annual Meeting. If you own your shares through a bank or brokerage firm, please follow the instructions on the attached voter instruction form, or contact your bank or broker.
     We intend to mail this Proxy Statement and accompanying proxy card on or about April 29, 2008 to all stockholders of record entitled to vote at the Annual Meeting.
Expenses and Method of Solicitation
     The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic, facsimile or electronic communications with, stockholders or their personal representatives by our directors, officers and employees, who will not be specially compensated for such services.
What dissenters’ rights of appraisal do I have?
     There are no dissenters’ rights of appraisal with respect to the matters to be acted upon at the Meeting.
Who can vote at the Annual Meeting?
     Only stockholders of record at the close of business on April 11, 2008 will be entitled to vote at our Annual Meeting. On this Record Date, there were 34,889,985 shares of Common Stock outstanding and entitled to vote.
What am I voting on?
     Our stockholders will vote on the following three (3) matters at the Annual Meeting:
•	election of two (2) Class I directors to each serve a term of three (3) years, until their resignation, or until their successors are duly elected or appointed;

•	ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•	approval of our 2007 Stock Plan.
How do I vote?
     You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.
How many votes do I have?
     On each matter to be voted upon, you have one (1) vote for each share of Common Stock you own as of April 11, 2008, the Record Date.
Will there be any other items of business on the agenda?
     We do not know of any business to be considered at the Meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the Annual Meeting pursuant to guidelines described in our bylaws, the accompanying proxy gives discretionary authority to the person named on the proxy with respect to any other matters that might be brought before the meeting. That person intends to vote the proxy in accordance with his best judgment.

What if I return a proxy card but do not make specific choices?
     If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” both director nominees and “FOR” each of the other proposals made in this Proxy Statement. If any other matter is properly presented at the meeting, your proxy will vote your shares using his best judgment.
Can I change my vote after submitting my proxy?
     Yes. You can revoke your proxy at any time before the final vote at our Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following three (3) ways:
•	you may submit another properly completed proxy card with a later date;

•	you may send a written notice that you are revoking your proxy to VirnetX Holding Corporation at 5615 Scotts Valley Drive, Suite 110 Scotts Valley, California 95066; or

•	you may attend the annual meeting and vote in person.
How are votes counted?
     For Proposal I, you may vote “FOR” both of the director nominees or you may elect to have your vote “WITHHELD” with respect to one (1) or both of the director nominees. Votes that are withheld will be excluded entirely and will have no effect in the election of directors. Similarly, if you hold your shares in a brokerage account in your broker’s name, or street name, and you do not vote or instruct the broker how to vote the shares, or your broker does not have discretionary authority to vote in the election of directors, your shares will have no effect in the election of directors.
     For Proposals II and III, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you vote to abstain on Proposals II or III, your abstention will have the same effect as a vote against the proposal. If you hold your shares in a street name and you do not vote or instruct the broker how to vote the shares, or your broker does not have discretionary authority to vote, your shares will not be counted in the tally of the number of shares cast on Proposal II or III and therefore may have the effect of reducing the number of shares needed to approve the proposal.
     Finally, if you sign and return your proxy card with no further instructions, your shares will be counted as a vote “FOR” each director nominee, “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and “FOR” the approval of our 2007 Stock Plan.
How many votes are required for the approval of each item?
     There are differing vote requirements for the various proposals:
•	the two (2) director nominees shall be elected by a plurality of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors’
•	the appointment of our independent registered public accounting firm will be approved if at least a majority of the shares of our common stock present or represented by proxy at the Annual Meeting, and entitled to vote on the appointment of our independent registered public accounting firm, is cast “FOR” the proposal; and/or
•	our 2007 Stock Plan will be approved if at least a majority of the shares of our common stock present or represented by proxy at the Annual Meeting, and entitled to vote on the approval of our 2007 Stock Plan, is cast “FOR” the proposal.

What is the quorum requirement?
     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the meeting or by proxy. On the record date, there were a total of 34,889,985 shares of Common Stock outstanding and entitled to vote. Thus 17,444,993 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
     Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote in person at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.
How does the Board recommend voting on the proposals?
     Our Board recommends that you vote your shares “FOR” both of the Class I director nominees to the Board; “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and “FOR” approval of our 2007 Stock Plan.
What does it mean if I receive more than one (1) proxy card?
     It means that you hold shares in more than one (1) account. To ensure that all your shares are voted, sign and return each card.
Who tabulates the votes?
     The votes will be tabulated by an independent inspector of election, who will be a representative of our transfer agent, Corporate Stock Transfer, Inc.
How do I contact the Board?
     You can send written communications to our Board or any individual director in accordance with Section 2.5 of our bylaws, addressed to:
Board of Directors (or Nominating and Corporate Governance Committee, or name of individual director)
c/o Corporate Secretary
VirnetX Holding Corporation
5615 Scotts Valley Drive, Suite 110,
Scotts Valley, California 95066
     Our Corporate Secretary will then direct such communications to the relevant director(s), except for solicitations or other matters unrelated to us.
Where are our principal executive offices?
     Our principal executive offices are located at 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066. Our telephone number is (831) 438-8200.
How do I submit a stockholder proposal for the 2009 annual meeting?
     We anticipate holding our 2009 Annual Meeting of Stockholders on or about May 30, 2009. Stockholder proposals for our 2009 Annual Meeting of Stockholders, whether intended for inclusion in the proxy statement for such meeting or for presentation directly at such meeting, must be received at our principal executive offices between January 30, 2009 and March 1, 2009. In addition, notice of any stockholder proposals must be given in accordance with our bylaws and all other applicable requirements including the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2009 Annual Meeting of Stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2009 Annual Meeting of Stockholders.

Board of Directors
     Our Certificate of Incorporation provides that the directors of our Board shall be divided into three (3) classes, with the classes serving for staggered, three-year terms. Pursuant to our bylaws, our Board has set the number of directors at five (5), consisting of two (2) Class I directors, two (2) Class II directors and one (1) Class III director. The Class I directors elected will hold their offices until the annual meeting that is held after the fiscal year ending December 31, 2010, until their resignation, or until their successors have been duly elected or appointed. The terms of the Class II and Class III directors will similarly expire at the Annual Meeting of Stockholders following the fiscal years ending December 31, 2008 and December 31, 2009, respectively, until their resignation, or until their successors have been duly elected or appointed.
     Unless otherwise instructed, the proxy holder, Kendall Larsen, will vote the proxies he receives for the nominees named below. Each nominee is presently one of our directors and has consented to serve a three-year term. In the event that one of our nominees becomes unable or declines to serve as a director at the time of the Meeting, the proxy holder will vote the proxies for any substitute nominee who is designated by our current Board to fill such vacancy. It is currently expected that the nominees listed below will each be able to serve as a director and will not decline to serve as such.
     Set forth below are the names and certain biographical information as of April 22, 2008 about the business experience of the nominees for the Class I directors and the current Class II and Class III directors with unexpired terms.
Class I Directors
     The following two (2) directors have been nominated and are standing for election to serve another three-year term that will expire in 2011, until their resignation, or until their respective successors are duly elected or appointed. The following two (2) directors’ current terms will expire at this year’s Annual Meeting.

Name of Nominee	Age	Position/Principal Occupation During Past Five (5) Years
Kendall Larsen	50	Kendall Larsen has been our President, Chief Executive Officer and one of our directors since July 5, 2007 and has held the same positions with VirnetX, Inc. since its incorporation in August 2005. Mr. Larsen does not hold any director positions with any other reporting or registered investment companies. From April 2003 to July 2005, Mr. Larsen focused on pre-incorporation activities related to VirnetX, Inc. From April 2002 to April 2003, Mr. Larsen was a Limited Partner at Osprey Ventures, L.P., a venture fund that makes investments primarily in business and consumer technology companies. From October 2000 to April 2002, he was Senior Vice President and General Manager of the Security Products Division of Phoenix Technologies Ltd., a software and firmware developer. Prior to March 2003, and for a period of over 20 years, Mr. Larsen has held senior executive positions at various leading technology companies, including RSA Security, Inc., Xerox Corporation, Rolm/International Business Machines Corporation, Novell, Inc., General Magic, Inc., and Ramp Networks. Mr. Larsen holds a B.S. in Economics from the University of Utah.

Name of Nominee	Age	Position/Principal Occupation During Past Five (5) Years
Scott C. Taylor (1)(2*)(3)	44	Scott C. Taylor has been one of our directors since July 5, 2007. Mr. Taylor has been the Vice President, Corporate Legal Services for Symantec Corporation (NASDAQ: SYMC), the global leader in consumer and enterprise security and availability software solutions, since February 2007. From January 2002 to February 2007, Mr. Taylor worked for Phoenix Technologies Ltd, a public (NASDAQ: PTEC) software and firmware company. Prior to 2002, Mr. Taylor has worked at Narus Inc, Symantec Corporation, Pillsbury Madison & Sutro LLP (now Pillsbury Winthrop Shaw Pittman LLP), ICF Incorporated (now ICF Consulting) and the U.S. Securities and Exchange Commission in various roles. Mr. Taylor has been admitted to practice law in the State of California since 1993 and is an advisory Board Member at Langtech (IT infrastructure consulting and outsourced management). He is the Co-chair of General Counsel Committee (and former board member) of the Silicon Valley Campaign for Legal Services and maintains a Top Secret security clearance with the U.S. government. Mr. Taylor has a B.A. in International Relations from Stanford University and a J.D. from George Washington University.

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating and corporate governance committee.

*	Indicates Chairman of the committee.
Class II Directors
     The following two (2) directors will continue in office until 2009, until their resignation, or until their respective successors are duly elected or appointed:

Name of Director	Age	Position/Principal Occupation During Past Five (5) Years
Edmund C. Munger	64	Edmund C. Munger has been a director since July 5, 2007. He has been the Chief Technology Officer of VirnetX since July 2006 and a director of VirnetX since July 2006. From July 1987 to June 2006, Mr. Munger held various positions including Associate Division Manager, Division Manager, Chief System Architect and Assistant Vice President at Science Applications International Corporation (NYSE: SAI), a leading provider of services and solutions to all branches of the U.S. military, agencies of the Department of Defense, the intelligence community, the U.S. Department of Homeland Security and other U.S. government civil agencies, as well as to customers in selected commercial markets. Mr. Munger is named as a co-inventor on all patents in the VirnetX patent portfolio. Mr. Munger received a M.S. in Naval Architecture and Marine Engineering from MIT and a B.S. in Naval Science from the United States Naval Academy.

Name of Director	Age	Position/Principal Occupation During Past Five (5) Years
Thomas M. O’Brien (1*)(2)(3)	41	Thomas M. O’Brien. Mr. O’Brien has been a director since July 5, 2007. He has been Senior Vice President of Reit Management & Research LLC, an institutional manager of real estate, public real estate investment trusts (“REITs”) and other public companies, since May 2006 and served as a Vice President of that company from May 1996 to April 2006. During the last five (5) years, Mr. O’Brien has held various positions with public entities managed by Reit Management or its affiliates, including serving as: (i) Chief Executive Officer and President of TravelCenters of America LLC (AMEX: TA), since February 2007 and a Managing Director since October 2006; (ii) Chief Executive Officer and President of RMR Funds, a group of publicly traded closed-end investment management companies which invest in equity and fixed income securities in the U.S. and international real estate, hospitality and finance sectors, from 2003 to May 2007; and (iii) Executive Vice President of Hospitality Properties Trust (NYSE:
		HPT), a REIT that invests in hotels and travel centers, from 2002 to 2003 and Chief Financial Officer from 1996 to 2002. From 1988 to 1996, Mr. O’Brien was a senior manager with Arthur Andersen LLP where he served a number of public company clients. Mr. O’Brien graduated cum laude from the University of Pennsylvania, Wharton School of Business, with a B.S. in Economics.

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating and corporate governance committee.

*	Indicates Chairman of the committee.
Class III Director
     The following director will continue in office until 2010, until his resignation, or until his respective successor is duly elected or appointed:

Name of Director	Age	Position/Principal Occupation During Past Five (5) Years
Michael F. Angelo (1)(2)(3*)	48	Michael F. Angelo has been a director since July 5, 2007. He has been a Senior Architect at NetIQ Corporation since August 2005. From October 2003 to August 2005, Mr. Angelo was a Security Architect and Manager, Government Engagements SBU with Microsoft Corporation. From July 1989 to October 2003, Mr. Angelo was a Staff Fellow at both Hewlett Packard Company and Compaq Computer Corp. Mr. Angelo also served as Senior Systems Programmer at the John von Neumann National Supercomputer Center from September 1985 to July 1989. He was a Sub-Chairman of the National Institute of Standards and Technology Board of Assessment for Programs/National Research Council responsible for the CISD review, for fiscal years 2001 and 2002, and a technology contributor and participant on the U.S. Commerce Department’s Information Systems Technical Advisory Council (ISTAC), from 1999 to the present. Mr. Angelo was named a distinguished lecturer for 2004 and 2005 by Sigma XI, the Scientific Research Society. He currently holds 49 patents, most in the area of security and authentication, and was also named the 2003 Inventor of the Year for the City of Houston by the Houston Intellectual Property Lawyers Association.

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating and corporate governance committee.

*	Indicates Chairman of the committee.
Our Corporate Governance Guidelines
     Our Board has established guidelines that it follows in matters of corporate governance. The following is a summary of those guidelines. A complete copy of the documents underlying our guidelines is available online at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab, or in paper form upon request to our corporate secretary.
Role of the Board
     Our directors are appointed to oversee the actions and results of our management. They were selected for their educational background, professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders. Their responsibilities include:
•	providing general oversight of the business;

•	approving corporate strategy;

•	approving major management initiatives;

•	providing oversight of legal and ethical conduct;

•	overseeing our management of significant business risks;

•	selecting, compensating, and evaluating directors;

•	evaluating Board processes and performance; and

•	reviewing and implementing recommendations and reports of the compensation committee on our compensation practices.
Composition of the Board of Directors
Mix of Independent Directors and Officer-Directors
     Our Board has determined that it is beneficial for us and our stockholders to have a Board with a majority of independent directors and for our chief executive officer to also be a Board member. Other officers may, from time to time, be Board members, but no officer other than the chief executive officer should expect to be elected to our Board by virtue of his or her office.
Selection of Director Candidates
     Our Board is responsible for selecting candidates for Board membership and for establishing the criteria to be used in identifying potential candidates. Our Board delegates the screening process to the nominating and corporate governance committee. For more information on the director nomination process, including the current selection criteria, see “Nominating and Corporate Governance Committee Matters” starting on page 10 of this proxy statement.

Independence Determinations
     Our Board annually determines the independence of directors based on a review by the directors and the nominating and corporate governance committee. No director is considered independent unless our Board has determined that he or she has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with the Company.
     We have adopted the following standards for director independence in compliance with the American Stock Exchange and Item 407 of Regulation S-K’s corporate governance listing standards:
•	no director qualifies as “independent” if such person has a relationship which, in the determination of at least a majority of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

•	a director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries, is not “independent” until three (3) years after the end of such employment relationship;

•	a director who accepts, or whose immediate family member accepts, more than $100,000 in compensation from us or any of our subsidiaries during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than certain permitted payments such as compensation for Board or Board committee service, payments arising solely from investments in our securities, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan is not considered “independent”;

•	a director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, is not “independent” until three (3) years after falling below such threshold;

•	a director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our, or any of our subsidiaries’, present executives serve on that company’s compensation committee is not “independent” until three (3) years after the end of such service or employment relationship; and

•	a director who is, or who has a family member who is, a current partner of our independent registered public accounting firm, Farber Hass Hurley LLP, or was a partner or employee of Farber Hass Hurley LLP who worked on our audit is not “independent” until three (3) years after the end of such affiliation or employment relationship.
     Our Board has determined that Michael F. Angelo, Thomas M. O’Brien and Scott C. Taylor meet the aforementioned independence standards. There are no family relationships among any of our directors or executive officers.
Director Compensation and Equity Ownership
     Our compensation committee annually reviews director compensation. Any recommendations for changes are made to our full Board by our compensation committee.
     In order to align directors’ incentives with the creation of stockholder value, we believe that directors should hold meaningful equity ownership positions in the Company; accordingly, a significant portion of overall director compensation is in the form of equity of the Company.

Board Meetings and Committees and Annual Meeting Attendance
     Our Board held a total of six (6) meetings and acted by written consent two (2) times during the calendar year ended December 31, 2007. Mr. O’Brien attended two (2) of the total number of three (3) audit committee meetings; otherwise, every director has attended every Board meeting and the meetings of all committees to which he is a member. Since November 6, 2007, our Board had a standing audit committee, compensation committee and nominating and corporate governance committee. Our audit committee charter, compensation committee charter, and nominating and corporate governance committee charter, each as adopted by the Board, are posted on our website at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab.
     We encourage, but do not require, our Board members to attend our annual meetings of stockholders. We expect all Board members to be present at this Annual Meeting.
Stockholders’ Communications Process
     Any of our stockholders who wish to communicate with our Board, a committee of our Board, our non-management directors as a group, or any individual member of our Board, may send correspondence to our Corporate Secretary at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.
     Our Corporate Secretary will compile and submit on a periodic basis all stockholder correspondence to our entire Board, or, if and as designated in the communication, to a committee of our Board, our non-management directors as a group, or an individual Board member. The independent directors of our Board review and approve the stockholders’ communications process periodically to ensure effective communication with stockholders.
Code of Ethics
     We have adopted a Code of Ethics for all employees and directors to prohibit conflicts of interest between our employees and the Company. A copy of our Code of Ethics is available on our website at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.
     We intend to post on our website any amendment to, or waiver from, a provision of our Code of Ethics within four (4) business days following the date of such amendment or waiver. We do not anticipate any such amendments or waivers.
Committees of the Board of Directors

Nominating and
Corporate
	Governance	Compensation
Director	Committee	Committee	Audit Committee
Michael F. Angelo	Chair	X	X
Kendall Larsen
Edmund C. Munger
Thomas M. O’Brien	X	X	Chair
Scott C. Taylor	X	Chair	X
Nominating and Corporate Governance Committee Matters
Membership and Independence
     Our nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2007.

     Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our nominating and corporate governance committee. Mr. Angelo is the chairman of our nominating and corporate governance committee. Our Board has determined that each of Messrs. Angelo, O’Brien and Taylor meet current SEC and American Stock Exchange requirements for independence. The nominating and corporate governance committee is responsible for, among other things:
•	assisting our Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders, vacancy or newly created director position;

•	developing and recommending to our Board governance principles applicable to us, including the Code of Ethics;

•	overseeing the evaluation of our Board and management; and

•	delegating such of its authority and responsibilities as it deems proper to members of the committee or a subcommittee.
     A more detailed description of our nominating and corporate governance committee’s functions can be found in our nominating and corporate governance committee charter at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.
Stockholder Recommendations and Nominees
     The policy of our nominating and corporate governance committee is to consider properly submitted recommendations for candidates to our Board from stockholders. In evaluating such recommendations, our nominating and corporate governance committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by our nominating and corporate governance committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three (3) years, at least three (3) personal references, a statement of recommendation of the candidate from the stockholder, a description of Common Stock beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board, and a written indication to provide such other information as the nominating and corporate governance committee may reasonably request.
     Stockholder recommendations to our Board should be sent to our Corporate Secretary at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.
     In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “General Information — How do I submit a stockholder proposal for the 2009 annual meeting?” starting on page 3 of this proxy statement.
Director Qualifications
     Our nominating and corporate governance committee evaluates and recommends candidates for membership on our Board consistent with criteria established by the committee. Our nominating and corporate governance committee has not formally established any specific, minimum qualifications that must be met by each candidate for our Board or specific qualities or skills that are necessary for one (1) or more of the members of our Board to possess. However, our nominating and corporate governance committee, when considering a potential non-incumbent candidate, will factor into its determination the following qualities of a candidate: educational background, professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders.
Identification and Evaluation of Nominees for Directors
     Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. Our nominating and corporate governance committee regularly assesses the appropriate size and composition of our Board, the needs of our Board and the respective committees of our Board and the qualifications of candidates in light of these needs. Candidates may come to the attention of the nominating and corporate governance committee through stockholders, management, current members of our Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the committee deems appropriate, including the use of third parties to review candidates.
Audit Committee Matters
Membership and Independence
     Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our audit committee. Mr. O’Brien is the chairman of our audit committee. Our Board has determined that Messrs. Angelo, O’Brien and Taylor each satisfy the requirements for independence under the rules and regulations of the American Stock Exchange and the SEC. Our Board has also determined that Mr. O’Brien qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of the American Stock Exchange. Our audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     Our audit committee met three (3) times and took action by written consent no times during the fiscal year ended December 31, 2007.
Responsibilities
     Our audit committee’s responsibilities include the following:
•	appointment of and approval of compensation for our independent public accounting firm, including oversight of its independence;

•	oversight of our accounting and financial reporting processes;

•	oversight of the audits of our financial statements;

•	oversight of the effectiveness of our internal control over financial reporting; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.
     A more detailed description of our audit committee’s functions can be found in our audit committee charter at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.
Audit Committee Report
     In connection with the financial statements for the fiscal year ended December 31, 2007, our audit committee has:
•	reviewed and discussed the audited financial statements with management;

•	discussed with Farber Hass Hurley LLP, our independent accountants, matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and

•	received the written disclosures and letter from Farber Hass Hurley LLP discussing the matters required by Independence Standards Board Standard No. 1, and has discussed with Farber Hass Hurley LLP its independence from us.
     Based upon these reviews and discussions, our audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC. Our Board approved our audit committee’s recommendations.
Respectfully submitted,
AUDIT COMMITTEE
Michael F. Angelo
Thomas M. O’Brien
Scott C. Taylor
Independent Auditor Fees
     The following table sets forth the costs we incurred for services provided by Farber Hass Hurley LLP, which has audited our financials for the years ended December 31, 2007 and December 31, 2006.

	Year Ended
	December 31,
Fee Category	2007	2006

Audit Fees	$46,070	$27,500
Audit-Related Fees
Tax Fees
All Other Fees
Total Fees	$46,070	$27,500
     Audit Fees. Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, review of the interim consolidated financial statements included in our quarterly reports, and accounting services in connection with securities offerings.
     Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with financial accounting and reporting standards.
     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.
     All Other Fees. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform services not covered by the preceding three (3) categories.
     Representatives of Farber Hass Hurley LLP will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from stockholders.

Audit Committee Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
     Our audit committee’s policy is to pre-approve all services provided by our independent registered public accounting firm. For fiscal year ended December 31, 2007, our audit committee approved 100% of all services provided by our independent registered public accounting firm. These services include audit services, audit-related services, tax services, and other services. Our independent registered public accounting firm is required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with such pre-approval. Our audit committee may also delegate pre-approval authority to one (1) or more of its members. Such member(s) must report any such pre-approval to our audit committee at the next scheduled meeting.
Compensation Committee Matters
Membership and Independence
     Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our compensation committee. Mr. Taylor is the chairman of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the rules of the American Stock Exchange, and is a “non-employee director” within the meaning of the Exchange Act, and is an “outside director,” within the meaning of the Code.
Scope of Authority
     Our compensation committee’s responsibilities include the following:
•	exclusive authority for determining our chief executive officer’s compensation;

•	determining for other executive officers: annual base salary, annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits or compensation arrangement, including delegating its authority on these matters with regard to our non-officer employees and consultants to appropriate supervisory personnel;

•	evaluating and recommending to our Board compensation plans, policies, and programs for our chief executive officer and other executive officers;

•	administering our equity incentive plans; and

•	preparing the compensation committee report that the SEC requires in our annual proxy statement.
     Except with respect to determining the chief executive officer’s compensation, the Committee may delegate its authority to a subcommittee of the committee and, to the extent permitted by applicable law, the committee may delegate to officers or appropriate supervisory personnel the authority to grant stock awards to non-executive, non-director employees.
     A more detailed description of our compensation committee’s functions can be found in our compensation committee charter at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.

Our Compensation Committee’s Processes and Procedures
     Our compensation committee’s primary processes for establishing and overseeing executive compensation include:
•	Meetings. Our compensation committee met one (1) time during the fiscal year ended December 31, 2007.

•	Role of Executive Officers. Our president and chief executive officer generally attends compensation committee meetings and sometimes makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and key employees. He is not present for any of the executive sessions or for any discussion of his own compensation.
     Directors’ compensation is established by our Board upon the recommendation of our directors and our compensation committee.
Compensation Committee Interlocks and Insider Participation
     None of Messrs. Angelo, O’Brien and Taylor, who comprise our compensation committee, have served as one of our officers or employees in the past year. Other than our subsidiaries, no executive officer currently serves, or in the past year has served, as a member of a board or compensation committee of another entity where that entity’s executive officer serves on our Board or compensation committee.
2007 Director Compensation
     The following table shows the compensation earned by or paid to each of our independent directors during fiscal year 2007:

					Change in
					Pension Value
					and
					Nonqualified
	Fees Earned		Stock	Option	Deferred	Non-Equity
	or Paid in		Awards	Awards	Compensation	Incentive Plan	All Other
Name	Cash ($)		($)	($)(1)	Earnings	Compensation	Compensation	Total($)
Michael F. Angelo	33,500	(2)	—	144,300	—	—	—	177,800	(2)
Thomas M. O’Brien	40,000	(3)	—	144,300	—	—	—	184,300	(3)
Scott C. Taylor	33,500	(2)	—	144,300	—	—	—	177,800	(2)

(1)	The amounts in this column reflect the estimated grant date present value of $4.814 for the stock options granted during fiscal year 2007, which has been calculated using the Black-Scholes stock option pricing model. Reference Note 6 “Stock Plan” in our Form 10-K for the period ended December 31, 2007, filed with the SEC on March 31, 2008 and attached hereto, which identifies the assumptions made in the valuation of option awards in accordance with SFAS 123(R).

(2)	$4,000 of this dollar amount was accrued for attendance at Board and committee meetings in 2007 and has not yet been paid, but is expected to be awarded on the date of the Annual Meeting.

(3)	$3,500 of this dollar amount was accrued for attendance at Board and committee meetings in 2007, has not yet been paid, but is expected to be awarded on the date of the Annual Meeting.
Cash Compensation
     We provide the following cash compensation for directors, to be paid at the Annual Meeting of Stockholders each year:
•	each non-executive director will receive an annual cash retainer of $20,000;

•	each director who serves as a member of our audit committee will receive an annual cash retainer of $2,500; each director who serves as a member of our compensation or nominating and corporate governance committees of our Board will receive an annual cash retainer of $2,000 for each committee; and

•	each director who serves as a chair of our audit committee will receive an annual cash retainer of $12,500; each director who serves as a chair of our compensation or nominating and corporate governance committees will receive an annual cash retainer of $5,000.
Stock Compensation
     We provide the following stock compensation for directors, to be granted at the Annual Meeting of Stockholders each year:
•	each new non-executive director will be granted an option to purchase 30,000 shares of common stock with a per-share exercise price equal to the fair market value of that stock on the date of grant and vesting as to one-third of the shares on the one-year anniversary of the vesting commencement date, with one-third vesting each year thereafter, so that the award is fully vested after three (3) years, conditioned upon such director’s continued service as a director; and

•	each existing non-executive director will be granted an option to purchase 10,000 shares of common stock with a per-share exercise price equal to the fair market value of that stock on the date of grant and fully vested on the date of grant.
Executive Compensation
Compensation Discussion and Analysis
Objectives and Philosophy of Executive Compensation
     We maintain a peer-based executive compensation program comprised of multiple elements. We conducted our benchmarking analysis by evaluating:
•	early and late stage private companies using a semi-annual survey of private, venture-backed companies that have received at least one (1) round of financing from a professional U.S.-based venture capital firm. This semi-annual survey was prepared by CompensationPro (a Dow Jones company). Of the companies in this survey, over one-half are in the information technology business and the remainder are divided between healthcare, products and services and other companies;

•	a key comparable company, Medivation, Inc., which also completed a reverse merger followed by an underwritten direct primary public offering. This company had similar market capitalization compared to us and was similarly early stage and pre-revenue at the time of their reverse merger, although this company is a medical device company; and

•	public company peers using data we gathered from the SEC filings of ten (10) public companies with the same industry code as us and otherwise in a comparable industry, having a market capitalization of between $25 million and $500 million, and in a similar geographic region.
     The primary objectives of our peer-based executive compensation program are:
•	attracting and retaining the most talented and dedicated executives possible;

•	correlating annual and long-term cash and stock incentives to achievement of measurable performance objectives; and

•	aligning executives’ incentives with stockholder value creation.

     To achieve these objectives, we implement and maintain compensation plans that tie a substantial portion of each executive’s overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our product candidates, the identification and advancement of additional product candidates, and the performance of our common stock price. Our compensation committee’s approach emphasizes the setting of compensation at levels the committee believes are competitive with executives in other companies of similar size and stage of development operating in the information technology industry while taking into account our relative performance and our own strategic goals.
Tax Deductibility of Executive Compensation
     Our compensation committee and our Board have considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance based. In approving the amount and form of compensation for our executive officers, our compensation committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m).
Role of Executive Officers
     Our compensation committee exclusively makes all compensation decisions with regard to our chief executive officer and it approves recommendations regarding compensation for our other employees. Our president and chief executive officer generally attends compensation committee meetings and sometimes makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and key employees. He is not present for any of the executive sessions or for any discussion of his own compensation.
Elements of Executive Compensation
     Executive compensation consists of the following elements:
•	Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, the program is designed to deliver executive base salaries within the range of salaries for executives with the requisite skills in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Executives with more experience, critical skills, and/or considered key performers may be compensated above the range as part of our strategy for attracting, motivating and retaining highly experienced and high performing employees. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. This review occurs each year in the fourth quarter and adjustments are made from time to time to ensure market competitiveness.

•	Discretionary Annual Incentive Bonus. Each year, our compensation committee establishes a target discretionary annual incentive bonus pool based on a percentage of an executive’s base salary and the achievement of corporate and individual objectives. Our compensation committee has the sole authority to award discretionary annual incentive bonuses to our chief executive officer and has authority along with our Board to award discretionary annual incentive bonuses to other employees. Our compensation committee utilizes annual incentive bonuses to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual executive, but relate generally to strategic factors such as establishment and maintenance of key strategic relationships, development and implementation of our licensing strategy, development of our product, identification and advancement of additional products, and to financial factors such as raising capital, improving our results of operations, and increasing the price per share of our common stock.

•	Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages high performance by our executive officers through the use of stock and stock-based awards. Our 2007 Stock Plan was established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. Our compensation committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle.
•	Stock Option Grants. Stock option grants are made at the commencement of employment, may be made annually based upon performance and, occasionally, following a significant change in job responsibilities or to meet other special retention objectives. Our compensation committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. In determining the number of stock options to be granted to executives, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance, and the value of stock options in relation to other elements of the individual executive’s total compensation. We expect to continue to use stock options as a long-term incentive vehicle because:
•	stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders;

•	stock options are performance based and all the value received by the recipient of a stock option is based on the growth of the stock price;

•	stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases stockholder value over the longer term; and

•	the vesting period of stock options encourages executive retention and the preservation of stockholder value.
Stock Ownership Guidelines
     We have not adopted stock ownership guidelines and our 2007 Stock Plan has provided the principal method for our executive officers to acquire equity in the Company. We currently do not require our directors or executive officers to own a particular amount of our common stock. Our compensation committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.
Perquisites
     Our executive officers participate in the same group insurance and employee benefit plans as our other salaried employees. At this time we do not provide special benefits or other perquisites to our executive officers.
Change of Control Arrangements
     Our 2007 Stock Plan allows our Board to determine the terms and condition of awards issued thereunder. Our Board has made the determination that all options issued under our 2007 Stock Plan will include the provision that in the event of a “Change of Control” (as defined in our 2007 Stock Plan), all unvested shares underlying the option will vest and become exercisable immediately prior to the consummation of such Change of Control transaction.

Named Executive Officers’ Compensation
Base Salary
     Mr. Larsen is our president and chief executive officer, as well as a director. Relative to the benchmarking surveys described above, his base salary is above the 75th percentile for early and late stage private companies, below our key comparable company and between the median and the 75th percentile of our public company peers. Mr. Larsen, a founder of VirnetX, Inc., has driven the organization’s performance, leading it from inception, through the early start-up phase and through several rounds of financing. Mr. Larsen will be critical to our ability to pursue our licensing strategy going forward. On December 31, 2007, in an executive session including only the independent directors, our compensation committee assessed Mr. Larsen’s 2007 performance, considering our and Mr. Larsen’s accomplishments and the committee’s own subjective assessment of his performance.
     Mr. Sliney is our chief financial officer and his base salary is between the median and the 75th percentile of early stage private companies, below the median for late stage private companies and our public company peers, and below our key comparable company. In establishing Mr. Sliney’s base salary, our compensation committee primarily considered Mr. Sliney’s experience in public company work, his transactional and strategic skills, his level of responsibility, past contributions to our performance and expected contributions to our further success.
Discretionary Annual Incentive Bonus
     Actual bonus awards for each Named Executive Officer are listed in “Executive Compensation —Summary Compensation Table” on page 20 of this proxy statement. On December 31, 2007, after assessing performance and after taking into account the fact that no bonuses had been paid to our executive officers to date, our compensation committee awarded discretionary annual bonuses to Mr. Larsen and Mr. Sliney.
Long-Term Incentive Program
     In determining the amount of the stock option grants made to Mr. Larsen and to Mr. Sliney in 2007, our compensation committee evaluated data derived from the same benchmarking analysis described above that was used to establish cash compensation amounts.
     In 2007, Mr. Larsen was granted a number of options such that the aggregate of all of his equity incentive shares outstanding under our 2007 Stock Plan represents a fully diluted percentage ownership of the Company that was below the median for early stage private companies, and between the median and the 75th percentile for late stage private companies. In addition, the Black-Scholes option value of all of his equity incentive shares outstanding under our 2007 Stock Plan is higher than our key comparable company and between the median and 75th percentile of our public company peers.
     In 2007, Mr. Sliney was granted a number of options such that the aggregate of all of his equity incentive shares outstanding under our 2007 Stock Plan represents a fully diluted percentage ownership of the Company that was below the median for early stage private companies, and at the median for late stage private companies. In addition, the Black-Scholes option value of all of his equity incentive shares outstanding under our 2007 Stock Plan is below our key comparable company and between the median and 75th percentile of our public company peers.
Compensation Committee Report
     Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, our compensation committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,
COMPENSATION COMMITTEE
Michael F. Angelo
Thomas M. O’Brien
Scott C. Taylor
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Compensation Committee Report and the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings, unless we specifically incorporate these reports by reference in some other filed document.
Summary Compensation Table
     The table that follows shows the compensation earned for the last three (3) fiscal years by our “Named Executive Officers,” as defined in Item 407(m) of Regulation S-K:

								Change in
								Pension Value
							Non-	and
							Equity	Nonqualified
							Incentive	Deferred	All Other
Name & Principal					Stock	Option	Plan	Compensation	Compensation
Position	Year		Salary ($)	Bonus ($)	Awards ($)	Awards ($) (1)	Compensation ($)	Earnings ($)	($)(2)	Total ($)

Kendall Larsen	2007		245,000	244,211		1,015,612			—	1,504,823
Chief Executive Officer,	2006		237,039		—	7,665			—	244,704
President and Director	2005	(2)	—	—	399,960					399,960
William E. Sliney	2007		36,460	15,313		1,882,146				1,933,919
Chief Financial Officer	2006		—	—	—	—			30,000	30,000
	2005		—	—	—	—			30,000	30,000

(1)	The amounts in this column reflect the estimated grant date present value of (i) $4.761 for the stock options granted to Kendall Larsen during fiscal year 2007, and (ii) $4.913 for the stock options granted to William E. Sliney during fiscal year 2007, which have been calculated using the Black-Scholes stock option pricing model. Reference Note 6 “Stock Plan” in our Form 10-K for the period ended December 31, 2007, filed with the SEC on March 31, 2008 and attached hereto, which identifies the assumptions made in the valuation of option awards in accordance with SFAS 123(R).

(2)	The amounts in this column reflect compensation earned by the Named Executive Officer for consulting services he provided to the Company.

(3)	These amounts represent compensation paid from the incorporation of VirnetX, Inc. on August 2, 2005 until December 31, 2005.
2007 Grants of Plan-Based Awards
     The following table sets forth grants of stock options made during the fiscal year ended December 31, 2007 to each Named Executive Officer:

			Estimated Future Payouts						All Other	All Other	Exercise
			under Non-Equity Incentive			Estimated Future Payouts under			Stock	Stock Awards:	or Base		Grant Date
			Plan Awards			Equity Incentive Plan Awards			Awards:	Number of	Price of		Fair Value of
									Number of	Securities	Option		Stock or
		Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Shares of	Underlying	Awards		Option
Name	Grant Date	Date	($)	($)	($)	(#)(1)	(#)	(#)(1)	Stock	Options	($/share)		Awards($)(2)
Kendall Larsen Chief Executive Officer, President and Director	12/31/2007	12/31/2007	n/a	n/a	n/a	—	213,319	—	n/a	n/a	6.468	(3)	1,015,612
William E. Sliney Chief Financial Officer	12/31/2007	12/31/2007	n/a	n/a	n/a	—	383,095	—	n/a	n/a	5.88		1,882,146

(1)	Our equity incentive plan does not include thresholds or maximums as defined in Item 402(d) of Regulation S-K.

(2)	The amounts in this column reflect the estimated grant date present value of (i) $4.761 for the stock options granted to Kendall Larsen during fiscal year 2007, and (ii) $4.913 for the stock options granted to William E. Sliney during fiscal year 2007, which have been calculated using the Black-Scholes stock option pricing model. Reference Note 6 “Stock Plan” in our Form 10-K for the period ended December 31, 2007, filed with the SEC on March 31, 2008 and attached hereto, which identifies the assumptions made in the valuation of option awards in accordance with SFAS 123(R).

(3)	As Mr. Larsen is a holder of more than 10% of the Company’s outstanding equity, per our equity incentive plan, his options were granted at 110% of the fair market value of Common Stock on the date of grant.
Outstanding Equity Awards at 2007 Fiscal Year-End
     The following table sets forth, for each of our Named Executive Officers, the number and exercise price of unexercised options, and the number and market value of stock awards that have not vested as of the end of fiscal year 2007:

	Number of		Equity Incentive Plan
	Securities		Awards Number of
	Underlying	Number of Securities	Securities
	Unexercised	Underlying	Underlying
	Options	Unexercised Options	Unexercised	Option Exercise	Option Expiration
Name	Exercisable (#)	Unexercisable (#)	Unearned Options (#)	Price ($)	Date

Kendall Larsen Chief Executive Officer, President and Director	41,516	213,319	—	6.468	12/30/2012	(1)
William E. Sliney Chief Financial Officer	—	383,095	—	5.88	12/30/2017

(1)	As Mr. Larsen is a holder of more than 10% of the Company’s equity, per our equity incentive plan, his options expire five (5) years from grant.
Option Exercises and Stock Vested in Fiscal Year 2007
     The following table shows the options exercised and stock vested held by our Named Executive Officers in the fiscal year 2007.

	Options Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($)	Vesting (#)	on Vesting ($)

Kendall Larsen Chief Executive Officer, President and Director	—	—	n/a	n/a
William E. Sliney Chief Financial Officer	—	—	n/a	n/a
Pension Benefits for Fiscal Year 2007
     None.
     We do not maintain a pension plan as such term is described in Item 402(h) of Regulation S-K.

Nonqualified Deferred Compensation for Fiscal Year 2007
     None.
     We do not maintain a nonqualified defined contribution or other nonqualified deferred compensation plan as such term is described in Item 402(i) of Regulation S-K.
Transactions with Related Persons
     Our Code of Ethics requires each of our directors, employees, officers, and consultants to disclose any significant interest in any related party transaction and that interest must be approved in writing by our legal department. If it is determined that the transaction is required to be reported under SEC rules, then the transaction will be subject to the review and approval by our audit committee of our Board. A copy of our Code of Ethics is available on our website at http://www.virnetx.com/ in the “Corporate Governance” link under the “Investors” tab.
     The charter of our audit committee affirms that one of our audit committee’s responsibilities is to review and approve material related party transactions and related party transactions that are required to be disclosed in our public filings. We annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions as such term is defined by SEC rules and regulations. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.
     The following is a description of each transaction in the last fiscal year and each currently proposed transaction in which:
•	we have been or are to be a participant;

•	the amount involved exceeds $120,000; and

•	any of our directors, executive officers, holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Stock Option Grants
     We have granted stock options to our executive officers and certain of our directors under our 2007 Stock Plan. See “2007 Director Compensation” starting on page 15 and “Executive Compensation” starting on page 16 for a further description of these option awards.
     In connection with the consummation of the merger between VirnetX Holding Corporation and VirnetX, we assumed certain obligations under an Advisory Service Agreement dated November 6, 2006 by and between VirnetX and MDB Capital Group LLC, as amended by the terms of that certain Release Agreement between the same parties, which was executed on July 5, 2007. MDB Capital Group was a stockholder of VirnetX prior to the merger and Christopher Marlett, a principal at MDB Capital Group, is currently one of our stockholders as a result of the merger. Christopher Marlett, as of July 5, 2007, beneficially owned approximately 6.7% of our issued and outstanding shares of common stock. MDB Capital Group’s affiliates include Anthony DiGiandomenico and Robert Levande, each of whom is one of our existing stockholders as a result of the merger.
     Additionally, in connection with the consummation of the merger, we entered into the following agreements and transactions with certain of our directors, executive officers and 5% stockholders:
Indemnification Agreements
     We entered into Indemnification Agreements with each person who became one of VirnetX Holding Corporation’s directors or officers in connection with the consummation of the merger, pursuant to which, among other things, we will indemnify such directors and officers to the fullest extent permitted by Delaware law, and provide for advancement of legal expenses under certain circumstances.
Registration Rights Agreement
     Effective as of July 5, 2007, we entered into a Registration Rights Agreement with all of the persons who were issued shares of our common stock and securities convertible into shares of our common stock in the merger.
     Pursuant to the Registration Rights Agreement, commencing six months after the closing of the merger, the securityholders have a right to request that we register for resale (a) the shares of common stock issued to such persons in the merger and (b) the shares of common stock underlying convertible notes, options and warrants issued to such persons in the merger. We are required to cause each such registration statement filed as a result of such requests to be declared effective under the Securities Act as promptly as possible after the filing thereof and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date when all shares included in the registration statement have been sold; (ii) the date that all shares can be sold pursuant to Rule 144; and (iii) one year from the effective date of such registration statement. In addition, the San Gabriel group of investors have the right to have their 5,333,333 shares registered for resale on the registration statement filed with respect to this offering.
     Additionally, the Registration Rights Agreement provides the securityholders with “piggyback” registration rights such that at any time there is not an effective registration statement covering the common stock described above and we file a registration statement relating to an offering for our own account or the account of others under the Securities Act, other than in connection with any acquisition of any entity or business or equity securities issuable in connection with stock options or other employee benefit plans and other than in connection with this offering, then we are required to send notice to the securityholders of such intended filing at least 20 days prior to filing such registration statement and we are required to automatically include in such registration statement all shares of common stock issued in the merger and all shares of common stock underlying convertible notes, options and warrants issued in the merger.
     Each securityholder also has indemnified us, our directors, officers, agents, and certain other control persons against damages arising out of or based upon: (i) such securityholder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) such securityholder’s provision of any untrue or alleged untrue statement of a material fact to be contained in any registration statement or prospectus, or arising out of or relating to any such securityholder’s omission or alleged omission of a material fact required to be stated therein or necessary to make the statements contained in such registration statement or prospectus not misleading.
Lock-Up Agreements
     Effective as of July 5, 2007, we entered into a Lock-Up Agreement with certain of the persons who were issued shares of our common stock in the merger and all persons who exchanged VirnetX options for VirnetX Holding Corporation options in the merger, pursuant to which we imposed certain restrictions on the sale of our common stock or any securities convertible into or which may be exercised to purchase any shares of our common stock acquired in connection with the merger for a period of at least 12 months after the consummation of the merger; provided that the lockup period may be extended under certain circumstances. In addition, all of our officers and directors, as well as those stockholders listed in the resale prospectus filed with this registration statement have entered into a Lock-Up Agreement with the underwriter for a period commencing on the date hereof and ending 12 months from the effective date of the registration statement; provided, however, that if the average closing price per share of the Company’s common stock exceeds 150% of the public offering price of the shares to be offered for 15 consecutive trading days during the lock-up period, the shares of common stock held by the San Gabriel group of investors shall be released from the lock-up by our underwriter. During the first quarter of 2008 the market price early release provision was triggered such that all 5,333,333 shares of our common stock held by the San Gabriel group of investors are now no longer subject to the transfer restrictions of the underwriter’s lockup agreement.
Transactions Between the Company and William E. Sliney
     From March 2002 until July 5, 2007, the Company utilized the office space and equipment of its then officer, William E. Sliney, at no cost. Management estimates the value thereof to be immaterial.
Promoters and Control Persons
     Glenn Russell was a founder and owned approximately 60% of the outstanding shares of VirnetX Holding Corporation immediately prior to the merger between VirnetX Holding Corporation and VirnetX. Mr. Russell received no compensation in connection with the merger between VirnetX and VirnetX Holding Corporation. Mr. Russell’s historical compensation from VirnetX Holding Corporation in his capacity as its Chief Executive Officer prior to the merger has been disclosed in VirnetX Holding Corporation’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended.
     On December 12, 2007, we entered into a Voting Agreement with the following stockholders that collectively own 4,766,666 shares of our common stock, representing approximately 13.66% of our 34,889,985 shares outstanding as of March 31, 2008.
•	San Gabriel Fund, LLC

•	JMW Fund, LLC

•	John P. McGrain

•	The John P. McGrain Grantor Retained Annuity Trust u/t/d/ June 25, 2007

•	John P. McGrain, SEP IRA

•	John P. McGrain, 401K

•	The Westhampton Special Situations Fund, LLC

•	The Kirby Enterprise Fund, LLC

•	Kearney Properties, LLC

•	Kearney Holdings, LLC

•	Charles F. Kirby, Roth IRA

•	Charles F. Kirby
     The Voting Agreement requires each of the above stockholders to vote all of the shares of our voting stock held by them from time to time in favor of the directors nominated by our Board of Directors and in a manner proportional to all the other votes cast by shares present and voting with respect to any other matter brought to the stockholders for a vote. This voting arrangement is an initial and continuing listing requirement for our common stock to be and remain listed on the American Stock Exchange.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms we received, we believe that during the 2007 fiscal year all Section 16(a) filing requirements applicable to our officers, directors, and 10% stockholders were satisfied.
Voting Securities and Principal Holders
     The following table sets forth the beneficial ownership of our common stock as of March 31, 2008 by:
•	all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, to be the beneficial owners of more than 5% of our common stock and based on the records of U.S. Stock Transfer Corporation, our transfer agent;

•	each director;

•	each of our Named Executive Officers in the table under “Executive Compensation — Summary Compensation Table” starting on page 20 of this proxy statement; and

•	all current directors and executive officers as a group.
     Except as otherwise noted and subject to applicable community property laws, the persons named in this table have, to our knowledge, sole voting and investing power for all of the shares of common stock held by them.
     This table lists applicable percentage ownership based on 34,899,985 shares of common stock outstanding as of March 31, 2008. Options to purchase shares of our common stock that are exercisable within 60 days of March 31, 2008 are deemed to be beneficially owned by the persons holding these options for the purpose of computing the number of shares owned by, and percentage ownership of, that person, but are not treated as outstanding for the purpose of computing any other person’s number of shares owned or ownership percentage.
     Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each executive officer and director, unless indicated otherwise, is c/o VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.

	Number of
	Shares		Percent
	Beneficially		of
Name and Address of Beneficial Owner	Owned(1)		Class(2)
5% or Greater Stockholders:
Gregory H. Bailey 4 A Chesham Street London, United Kingdom SW1X8DT	2,275,075		6.52%
Kendall Larsen	8,344,708	(3)	23.88%
Robert M. Levande 8 East 67 Street New York, New York 10021	2,084,101	(4)	5.97%
Blue Screen LLC 7663 Fisher Island Drive Miami, Florida 33109	1,764,428	(5)	5.06%
Christopher A. Marlett 420 Wilshire Boulevard, Suite 1020
Santa Monica, California 90401	1,896,925	(6)	5.44%

	Number of
	Shares		Percent
	Beneficially		of
Name and Address of Beneficial Owner	Owned(1)		Class(2)
Directors and Executive Officers:
Kendall Larsen	8,344,708	(3)	23.88%
Edmund C. Munger	543,973	(7)	1.56%
William E. Sliney	166		*
Thomas M. O’Brien	8,333	(8)	*
Michael F. Angelo	49,849	(8)	*
Scott C. Taylor	8,333	(8)	*
All directors and executive officers as a group (6 persons):	8,955,362	(3)(7)(8)	25.66%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are exercisable or convertible at or within 60 days of March 31, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	Based upon 34,899,985 shares of common stock issued and outstanding on March 31, 2008.

(3)	Includes 41,516 shares issuable pursuant to options exercisable within 60 days.

(4)	Includes 1,876,521 shares held by Robert M. Levande, who has voting and investment power with respect to the 207,580 shares held by the Arthur Brown Trust FBO Carolyn Brown Levande, also included.

(5)	Includes 103,790 shares held by Nicholas Lewin directly who has voting and investment power with respect to the 1,660,638 shares held by Blue Screen LLC, also included.

(6)	Includes 104,159 shares held directly by Christopher A. Marlett who has voting and investment power with respect to the 1,792,766 shares held by the Christopher A. Marlett Living Trust, also included.

(7)	Includes 475,704 shares issuable pursuant to options exercisable within 60 days.

(8)	Includes 8,333 shares issuable pursuant to options exercisable within 60 days.

(*)	Less than 1%.

2007 Stock Plan
Securities Authorized for Issuance under Equity Compensation Plans
     The following table sets forth as of December 31, 2007 certain information regarding our equity compensation plans.
Equity Compensation Plan Information

	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon	exercise price of	available for future issuance
	exercise of	outstanding	under equity compensation
	outstanding options,	options, warrants,	plans (excluding securities
Plan category	warrants, and rights	and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
Equity compensation plans not approved by security holders	4,068,595	$2.94	3,051,392
Total	4,068,595	$2.94	3,051,392
     On July 25, 2007, our Board adopted VirnetX, Inc.’s 2005 Stock Plan, and renamed it the 2007 Stock Plan. On that date, our Board authorized the issuance of up to 34,873,408 shares (on a pre-reverse split basis) of Common Stock under this 2007 Stock Plan. Subsequently, following the reverse-split 3:1, approved by our Board and stockholders, effective October 29, 2007, the number of shares authorized under the 2007 Stock Plan is 11,624,469.
     We are now seeking stockholder approval for the adoption of our 2007 Stock Plan. As of December 31, 2007, 3,051,392 shares of common stock remained available for issuance under our 2007 Stock Plan.
Reasons for the Proposed Adoption
     As described above, we are seeking stockholder approval of the adoption of our 2007 Stock Plan to allow for its continuance and the continuance of options issued thereunder.
     Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on our long-term growth. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.
     Approval of our 2007 Stock Plan will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to us or any of our subsidiaries.
     The terms of our 2007 Stock Plan are summarized below, and the full text of the proposed amendment to our 2007 Stock Plan is set forth as Appendix A to this proxy statement. It is intended that our 2007 Stock Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
Summary of our 2007 Stock Plan
     Our officers, employees, directors, and consultants and advisors, and any parent corporation, subsidiary or affiliated entity are eligible to receive awards under our 2007 Stock Plan at the discretion of our Board or its designated committee. We have ten (10) employees and three (3) directors and they are all eligible to receive awards under our 2007 Stock Plan as of April 11, 2008.

     Our Board or our compensation committee has authority to, among other things:
     • determine fair market value of the Common Stock in accordance with the terms of our 2007 Stock Plan;
     • select employees, directors and consultants to receive awards;
     • determine whether and to what extent awards are granted;
     • determine the number of shares to be covered by an award;
     • determine the terms and conditions of the awards, including exercise price, vesting, availability of cashless exercises, and implementation of the option exchange program; and
     • interpret the plan document.
     Our officers, employees, directors, and consultants and advisors, and that of any parent corporation, subsidiary or affiliated entity are eligible to receive nonstatutory stock options, stock purchase rights and other stock-based awards under our 2007 Stock Plan. Only our employees and the employees of any parent corporation or subsidiary, are eligible to receive incentive stock options under our 2007 Stock Plan.
     Incentive stock options may not be priced at less than 100% of the fair market value of our Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our outstanding stock). Except as otherwise determined by our Board, in the case of nonstatutory options, the exercise price may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on April 11, 2008, was $6.20, based on the last sale price of our Common Stock as reported by the American Stock Exchange on that date. Our 2007 Stock Plan provides that stock options and similar awards may be issued with exercise periods of up to 10 years.
     Payment of the exercise price of options under our 2007 Stock Plan may be made in the form of: (1) cash; (2) check; (3) delivery of a promissory note; (4) cancellation of indebtedness; (5) surrender of other shares of Common Stock owned by the recipient for longer than six (6) months; (6) cashless brokered exercise program; or (7) any combination thereof, as determined by our Board.
     In the event of termination of employment or consulting relationship for any reason other than disability, death or for cause, the award recipient may exercise his or her vested options within 30 days of the date of such termination. In the event of termination as a result of disability, the award recipient may exercise his or her vested options within six (6) months following the date of such termination. In the event of death, the award recipient’s estate may exercise his or her vested options within 12 months following the date of death. In the event of termination for cause, all options held by the recipient will terminate immediately.
     Awards of stock purchase rights may also be made under our 2007 Stock Plan at an exercise price of not less than 100% of the fair market value of our Common Stock on the date of the offer. We may have the right to repurchase the stock in the event of a voluntary or involuntary termination of employment with us for any reason.
     Our Board has discretion to grant other stock-based awards, provided, however, that no such awards may be made unless the terms of our 2007 Stock Plan and the awards are in compliance with Section 409A of the Code.
     Transfers of awards may not be made other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted.
     Subject to the provisions of our 2007 Stock Plan or an award agreement, our Board may not amend any outstanding award agreement without the participant’s consent if the action would adversely affect the participant’s rights. Our Board may assist a participant in satisfying the participant’s tax withholding obligations by allowing the participant to elect to have us withhold shares that would otherwise be delivered upon exercise or receipt of the award or by delivering to us shares already owned with a value equal to the amount of the taxes. Further, our Board may at any time implement an option exchange program whereby outstanding options under our 2007 Stock Plan are exchanged for options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the fair market value of the Common Stock.
Federal Income Tax Consequences

     The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under our 2007 Stock Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.
Grant of an Option
     The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of our Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.
Exercise of Incentive Stock Option
     The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and we will not be entitled to a tax deduction.
Exercise of Nonqualified Stock Option
     Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. We would be entitled to a compensation deduction in the amount of income recognized by the award recipient.
Disposition of Shares Acquired Through an Option
     The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.
     Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two (2) years after the option was granted and at least one (1) year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still our employee at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.
     If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one (1) year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.
     Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option, except that we may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.
     The grant by our Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to our 2007 Stock Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.
Application of Section 16 of the Securities Exchange Act of 1934

     Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six (6) months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, are determined as of the end of such period.
Delivery of Shares to Satisfy Tax Obligation
     Under our 2007 Stock Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state tax obligations unless our Board provides to the contrary in the award agreement.
New Plan Benefits
     Future awards under our 2007 Stock Plan to our non-employee directors, executive officers and employees are made at the discretion of our compensation committee. At this time, therefore, the benefits that may be received by our executive officers and other employees if our stockholders approve the proposed amendment to our 2007 Stock Plan cannot be determined, and we have not included a table reflecting such benefits and awards. By way of background, please see the above compensation tables for our compensation philosophy and for information regarding equity awards in fiscal year 2007.
     The affirmative vote of a majority of the shares present in person at our Annual Meeting or represented by proxy and entitled to vote at our Annual Meeting is required to approve the adoption of our 2007 Stock Plan.
Board Recommendation
     Our Board recommends that stockholders vote for the approval of our 2007 Stock Plan. Proxies solicited by our Board will be voted for the approval of our 2007 Stock Plan, unless stockholders specify a contrary choice in their proxy.

PROPOSAL I
ELECTION OF DIRECTORS
     As of the date of this proxy statement, our Board is composed of five (5) directors. Our Board is divided into three (3) classes, with the term of office of one (1) class expiring each year. We currently have five (5) directors with two (2) directors in each of Class I and Class II and one (1) director in Class III. The terms of office of our Class I directors, Kendall Larsen and Scott C. Taylor, will expire at the Annual Meeting, when they retire, or when their respective successors are duly elected or appointed. The terms of office of our Class II directors, Thomas M. O’Brien and Edmund C. Munger, will expire at the 2009 Annual Meeting of Stockholders, when they retire, or when their respective successors are duly elected or appointed. The term of office of our Class III director, Michael F. Angelo, will expire at the 2010 Annual Meeting of Stockholders, when he retires, or when his successor is duly elected or appointed.
     At the Annual Meeting, stockholders will elect two (2) Class I directors, each for a term of three (3) years, or until he retires or until his successor is duly elected or appointed.
     Nominees for Class I Directors: Kendall Larsen and Scott C. Taylor
     For more information on these nominees, see “Board of Directors” starting on page 5 of this proxy statement.

Your Board Recommends That Stockholders
Vote FOR All of the Nominees Listed Above.

PROPOSAL II
RATIFICATION OF APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The audit committee of our Board has appointed, subject to ratification by our stockholders, Farber Hass Hurley LLP as our independent registered public accounting firm to audit our books, records, and accounts for the current fiscal year ending December 31, 2008.

Your Board Recommends That Stockholders
Vote FOR The Ratification Of Appointment Of Farber Hass Hurley LLP As Our
Independent Registered Public Accounting Firm.

PROPOSAL III
AMENDMENT TO THE 2007 STOCK PLAN
     Our Board has approved, subject to approval by our stockholders, the adoption of our 2007 Stock Plan, and has authorized 11,624,469 shares for issuance thereunder. We are now seeking stockholder approval for the adoption of our 2007 Stock Plan. For more information, see “2007 Stock Plan” starting on page 25 of this proxy statement.

Your Board Recommends That Stockholders
Vote FOR The Approval Of Our 2007 Stock Plan.
* * *

Other Matters
Other Business
     The Board is not aware of any other matters to be presented at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority with respect to such matter.
Availability of Form 10-K
     We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2007, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please send a request to: Corporate Secretary, VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, telephone 831-438-8200. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at http://www.virnet.com and at the SEC’s Internet site, http://www.sec.gov.
By Order of the Board of Directors,
/s/ Lowell D. Ness
Lowell D. Ness,
Corporate Secretary

Appendix A
VIRNETX HOLDING CORPORATION
2007 STOCK PLAN
     1. Purposes of the Plan. The purposes of this 2007 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.
          (b) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.
          (c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.
          (d) “Board” means the Board of Directors of the Company.
          (e) “Cause” for termination of a Participant’s Continuous Service Status will exist (unless another applicable definition is provided in the Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable agreement) if the Participant is terminated for any of the following reasons: (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.
          (e) “Change of Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company; provided that an acquisition of shares from the Company in an equity financing approved by the Board shall not constitute a “Change of Control” hereunder.
          (f) “Code” means the Internal Revenue Code of 1986, as amended.
          (g) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.
          (h) “Common Stock” means the Common Stock of the Company.
          (i) “Company” means VirnetX Holding Corporation, a Delaware corporation.
          (j) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.
          (k) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.
          (l) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.
          (m) “Director” means a member of the Board.
          (n) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
          (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (p) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.
          (q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.
          (r) [Reserved]

          (s) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.
          (t) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.
          (u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.
          (v) “Option” means a stock option granted pursuant to the Plan.
          (w) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.
          (x) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.
          (y) “Optioned Stock” means the Common Stock subject to an Option.
          (z) “Optionee” means an Employee or Consultant who receives an Option.
          (aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.
          (bb) “Participant” means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.
          (cc) “Plan” means this 2007 Stock Plan.
          (dd) “Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
          (ee) “Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.
          (ff) “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.
          (gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
          (hh) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
          (ii) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

          (jj) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.
          (kk) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.
          (ll) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.
     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 11,624,469 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.
     4. Administration of the Plan.
          (a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.
          (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.
          (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;
               (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights may from time to time be granted;
               (iii) to determine whether and to what extent Options and Stock Purchase Rights are granted;
               (iv) to determine the number of Shares of Common Stock to be covered by each award granted;
               (v) to approve the form(s) of agreement(s) used under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;
               (viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;
               (ix) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;
               (x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and
               (xi) in order to fulfill the purposes of the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.
     5. Eligibility.
          (a) Recipients of Grants. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.
          (b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.
          (c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.
          (d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.
     6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.
     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
     8. [Reserved.]
     9. Option Exercise Price and Consideration.
          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:
               (i) In the case of an Incentive Stock Option
                    (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or
                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option
                    (A) granted prior to the date, if ever, on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;
                    (B) granted prior to the date, if ever, on which the Common Stock becomes a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or
                    (C) granted on or after the date, if ever, on which the Common Stock becomes a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.
               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
          (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3)  to the extent permitted under Applicable Laws, delivery of Optionee’s promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (6) to the extent permitted under Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and a securities broker approved by the Company shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes (subject to the applicable provisions of the Sarbanes-Oxley Act prohibiting loans to directors and officers); (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.
     10. Exercise of Option.
          (a) General.
               (i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required by Applicable Laws, any Option granted prior to the date, if ever, upon which the Common Stock becomes a Listed Security shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if ever, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company’s favor, such repurchase right shall, if required by Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company Shall lapse, at any time or during any period established by the Administrator.
               (ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
               (iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.
               (iv) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.
     Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
               (v) Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.
          (b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that the Optionee is entitled to exercise an Option at the date of his or her termination of Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).
          The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:
               (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of an Optionee’s Continuous Service Status, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was entitled to exercise it at the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.
               (ii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was entitled to exercise it at the date of such termination.
               (iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was entitled to exercise it at the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.
               (iv) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted on any date on which the Common Stock is not a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of the Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the

Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.
          (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
     11. Stock Purchase Rights.
          (a) Rights to Purchase. When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at that time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The permissible consideration for Stock Purchase Rights shall be determined by the Administrator and shall be the same as is set forth in Section 9(b) with respect to exercise of Options.
          (b) Repurchase Option.
               (i) General. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided that with respect to a Stock Purchase Right granted prior to the date, if ever, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer, Director or Consultant of the Company or of any Parent, Subsidiary of Affiliate, it shall lapse at a minimum rate of 20% per year if required by Applicable Laws.
               (ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given “vesting” credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
               (iii) Termination for Cause. In the event of termination of a Participant’s Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares issued upon exercise of a Stock Purchase Right granted to any person other than an officer, Director or Consultant prior to the date, if any, upon which the Common Stock becomes a Listed Security upon the following terms: (A) the repurchase must be made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of a Stock Purchase Right granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of such Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 11(b)(ii) shall in any way limit the Company’s right to purchase unvested Shares as set forth in the applicable Restricted Stock Purchase Agreement.
          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.
          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.
     12. Taxes.
          (a) As a condition of the grant, vesting or exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Purchase Right or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 12 (whether pursuant to Section 12(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.
          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).
          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 12(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).
          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.
          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.
     13. Non-Transferability of Options and Stock Purchase Rights.
          (a) General. Except as set forth in this Section 13, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of an Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 13.
          (b) Limited Transferability Rights. Notwithstanding anything else in this Section 13, prior to the date, if ever, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to “Immediate Family Members” (as defined below) of the Optionee. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships. Following the date, if ever, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying the manner in which such Nonstatutory Stock Options are transferable.
     14. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.
          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the numbers of Shares set forth in Sections 3(a) and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.
          (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option and Stock Purchase Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.
          (c) Corporate Transaction. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the transaction.
          Notwithstanding the above, in the event of a Change of Control and irrespective of whether outstanding awards are being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate as and to the extent (if at all) provided in such Participant’s Option Agreement or Restricted Stock Purchase Agreement.
          For purposes of this Section 14(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 14); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.
          (d) Limitation on Payments. In the event that the vesting acceleration of any Option or lapse of a repurchase right provided for in this Plan or in any Option Agreement or Restricted Stock Purchase Agreement (x) constitutes “parachute payments” within the meaning of Section 280G of the Code, and (y) but for this Section 14(d) would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then such vesting acceleration or lapse of a repurchase right shall be either:
                    (A) delivered in full, or
                    (B) delivered to such lesser extent as would result in no portion of such severance benefits being subject to excise tax under Code Section 4999, whichever amount, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Code Section 4999, results in the receipt by the Participant on an after-tax basis of the greater amount of acceleration or lapse of repurchase rights benefits, notwithstanding that all or some portion of such benefits may be taxable under Code Section 4999. Any determination required under this Section 14(d) shall be made in writing by the Company’s independent accountants, whose determination shall be conclusive and binding for all purposes on the Company and any affected Participant. In the event that (A) above applies, then the Participant shall be responsible for any excise taxes imposed with respect to such benefits. In the event that (B) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.
          (e) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.
     15. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or

Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.
     16. Amendment and Termination of the Plan.
          (a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.
          (b) Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.
     17. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of awards granted prior to the date, if ever, on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.
     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     19. Agreements. Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.
     20. Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.
     21. Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

PROXY
VIRNETX HOLDING CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 30, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of VIRNETX HOLDING CORPORATION hereby nominates, constitutes and appoints Kendall Larsen the true and lawful attorney and proxy, with full power of substitution, for me and in my name, place and stead, to act and vote all of the common stock of VirnetX Holding Corporation standing in my name and on its books on April 11, 2008 at the Annual Meeting of Stockholders to be held at Orrick, Herrington & Sutcliffe LLP’s corporate offices at 1000 Marsh Road, Menlo Park, California 94025 on May 30, 2008 at 10:00 a.m. (PT) and at any adjournment thereof, with all the powers the undersigned would possess if personally present.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, UNTIL THEIR RESIGNATION, OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED OR APPOINTED. THE BOARD ALSO RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FARBER HASS HURLEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008 AND “FOR” APPROVAL OF OUR 2007 STOCK PLAN. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTORS SET FORTH ON REVERSE, AND “FOR” PROPOSALS II AND III.
PLEASE SIGN AND DATE ON REVERSE

1. Election of Class I Directors. A proposal to elect as directors the persons listed below to serve until the Annual Meeting of Stockholders in the year 2011, until their resignation, or until their successors are duly elected or appointed.

	☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	FOR ALL NOMINEES EXCEPT (See instructions below)
Nominees: (1) Kendall Larsen (2) Scott C. Taylor		INSTRUCTIONS: To withhold authority to vote for an individual nominee, mark “FOR ALL NOMINEES EXCEPT” and strike a line through the name of each nominee for whom you wish to withhold authority.

2. Ratification of Appointment of Farber Hass Hurley LLP as the Company’s Independent Registered Public Accounting Firm.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Approval of the Company’s 2007 Stock Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN
This proxy also delegates discretionary authority
to vote with respect to any other business which
may properly come before the meeting or any
adjournment or postponement thereof.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
☐  I/WE INTEND TO ATTEND THE MEETING IN PERSON.

NOTE: Signature(s) should agree with name(s) on VirnetX Holding Corporation stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships should so indicate when signing. All joint owners must sign.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM AS SOON AS POSSIBLE USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders for the May 30, 2008 Annual Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorney and proxy.

Dated:		, 2008

Signature(s)

Signature(s)